Smith Barney Appreciation Fund Inc.
Smith Barney Growth Opportunity Fund
Smith Barney Investment Grade Bond Fund


Supplement dated November 12, 1996 to prospectuses*
______________________________

	The provisions contained in the Prospectus of each of the funds listed above (each a "fund") under "Exchange Privilege-Class A Exchanges" notwithstanding, effective October 4, 1996, Class A shares of the Fund that are exchanged for the same class of shares of another Smith Barney
Mutual Fund
sold with a higher maximum sales charge, will not be subject to any sales charge differential.

___________________
* Prospectuses dated:

Appreciation Fund Inc.
March 1, 1996

Growth Opportunity Fund
April 29, 1996

Investment Grade Bond Fund
April 29, 1996, as amended June 24,
1996


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